Amendment No. 1
to the
SPONSORED RESEARCH AGREEMENT
between
Universal Display Corporation
and
The University of Southern California

This Amendment No. 1 (this “Amendment”) shall amend and modify, to the extent of any inconsistency, the Sponsored Research Agreement entered into effective as of May 1, 2006, by and between Universal Display Corporation (“UDC”) and the University of Southern California (“USC”).  This Amendment is deemed effective as of May 1, 2006.

WHEREAS, USC has subcontracted a portion of the Research under the Agreement to the University of Michigan (“Michigan”); and

WHEREAS, USC, Michigan and UDC agree to supplement the Research under the Agreement to include a program entitled “Research on Advanced Organic Thin Film Electroluminescent Device and Related Applications:  Add-On Task for Investigation of Curved Focal Planes” (the “Supplemental Program”), which program is under the ongoing direction of Dr. Stephen R. Forrest at Michigan.

NOW THEREFORE, each of the parties hereto, intend to be legally bound, hereby agrees as follows:

1. The Research under the Agreement is supplemented to include the ongoing Supplemental Program.  A Work Plan for the Supplemental Program is attached to this Amendment as Exhibit A-1, which exhibit is hereby incorporated into the Agreement by reference.

2. UDC shall pay for actual work performed on the Supplemental Program according to the attached Work Plan for that program, up to the amounts specified in the Supplemental Budget attached hereto as Exhibit B-1.  Exhibit B-1 is hereby incorporated into the Agreement by reference.

3. All of the other terms and conditions of the Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 by their duly authorized representatives.

Universal Display Corp Corporation	The University of Southern California

By: /s/ Steven V. Abramson	By: /s/ George-Ann Cleary

Title: President	Title: Senior Contract & Grant Administrator
Department of Contracts and Grants

Date: January 25, 2007	Date: 1/24/2007

/s/ Stephen Forrest	Date: 1/10/07
Professor Stephen R. Forrest
Michigan Principal Investigator

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